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[SENTRY LOGO]

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                           Sentry Variable Account II


                                  THE PATRIOT

                  A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
             FUNDED BY NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

                                 ANNUAL REPORT

                                                               DECEMBER 31, 1996


                         SENTRY LIFE INSURANCE COMPANY

Dear Contract Owner:                                           February 15, 1997

Thank you for selecting the Patriot for your long-term investment needs. As always we appreciate the confidence you have in Sentry to provide you with this variable annuity program.

As an owner of the Patriot Variable Annuity, your contribution is invested in the Advisers Management Trust (AMT), managed by the investment firm of Neuberger & Berman Management Inc. The information below is provided by Neuberger & Berman on the four respective investment options available in the
Patriot: the AMT Growth Portfolio, the AMT Balanced Portfolio, the AMT Limited Bond Portfolio and the AMT Liquid Asset Portfolio.

In 1996, the stock market continued its record-breaking run while the bond market raced up and down until settling on a positive note during the last third of the year. Generally, AMT Portfolio shareholders benefited from this wild ride.

During 1996, three of the best performing sectors of the AMT Growth Portfolio and the stock portion of the AMT Balanced Portfolio were financial services, restaurants and technology. The success of companies in the technology sector can be partly attributed to continued demand by end-users in combination with lower prices. Two lagging sectors during the year were Communications and Healthcare. These two sectors comprised about 8%-10% of the Portfolios during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolios reduced positions in a few cable companies. The Portfolios increased exposure to HMOs during the year. Overall, this industry did not contribute positively to the Portfolios.

1996 ended on an upbeat note for the bond market and the AMT Limited Maturity Bond ("Limited Bond") Portfolio and the fixed income portion of the AMT Balanced Portfolio as yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5- year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising extremely rapidly, and finally reversing its course once again for the final rally. Our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) management during this period of volatility remained consistent with our trend-following style, and the Portfolios' risk level remained low compared to longer-duration bond funds. Corporate bonds remained the largest sector in the Portfolios as we continued to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the Portfolios.

The AMT Liquid Asset Portfolio ("Liquid Asset") took advantage of positive movement in the money markets and extended the weighted average maturity of the Liquid Asset Portfolio to a high of 73 days during the last quarter of 1996. When possible the Liquid Asset Portfolio selected issues from among those with six-month maturities to lock in higher rates, and whose credit quality continues to be exclusively first tier. There has not been any significant change in the spreads between Treasury and Agency issues versus commercial paper and bank issues. Therefore, the Liquid Asset Portfolio maintained the highest concentration in the commercial paper and bank issue sector of the short-term debt market at a spread of approximately 25 to 30 basis points over comparable Treasuries..

Please feel free to contact us at any time should you have questions about the Patriot or the information contained in this report.

Sincerely,


Dale R. Schuh

Dale R. Schuh, President
Sentry Life Insurance Company

The composition and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of Neuberger & Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Government Income, Growth, Limited Maturity Bond, Liquid Asset and Partners Portfolio may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. Shares of the Balanced Portfolio are also available as a underlying investment fund for certain qualified retirement plans.

                         SENTRY LIFE INSURANCE COMPANY
                           SENTRY VARIABLE ACCOUNT II

                        STATEMENT OF ASSETS, LIABILITIES
                          AND CONTRACT OWNERS' EQUITY
                               December 31, 1996



ASSETS:
Investments at market value:

     Neuberger & Berman Advisers Management Trust:


               Liquid Asset Portfolio, 2,430,868
                 shares (cost $2,430,868)                $ 2,430,868

               Growth Portfolio, 1,303,592
                 shares (cost $29,291,223)                33,606,604

               Limited Maturity Bond Portfolio, 521,001
                 shares (cost $7,272,368)                  7,320,058

               Balanced Portfolio, 563,835
                 shares (cost $8,559,253)                  8,976,246
                                                         -----------
                 Total investments                        52,333,776

           Dividends receivable                                9,259
                                                         -----------
                 Total assets                             52,343,035

           LIABILITIES:

           Accrued expenses                                    7,033
                                                         -----------
           CONTRACT OWNERS' EQUITY (NET ASSETS)          $52,336,002
                                                         ===========



   The accompanying notes are an integral part of these financial statements

SENTRY LIFE INSURANCE COMPANY
SENTRY VARIABLE ACCOUNT II

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
For the Years ended December 31, 1996 and 1995



                                              SUB-ACCOUNTS INVESTING IN:
                                              --------------------------
                                                    LIQUID ASSET                                      GROWTH
                                                      PORTFOLIO                                      PORTFOLIO
                                              ---------------------------              ----------------------------------
                                                 1996             1995                     1996                 1995
                                              ----------       ----------              ------------         -------------
Income
  Dividends                                   $  112,796       $  148,465              $     13,015         $      71,275
Expenses:
  Mortality and expense risk                      30,775           36,040                   411,883               400,743
                                              ----------       ----------              ------------         -------------
Net investment income (loss)                      82,021          112,425                  (398,868)             (329,468)
                                              ----------       ----------              ------------         -------------
Realized net investment gain                          --               --                 1,247,219             1,608,647
Unrealized appreciation (depreciation), net           --               --                (1,352,086)            6,319,592
Capital gain distributions received                   --               --                 3,045,396               955,092
                                              ----------       ----------              ------------         -------------
Realized and unrealized gain (loss)
  on investments and capital
  gain distributions, net                             --               --                 2,940,529             8,883,331
                                              ----------       ----------              ------------         -------------
Net increase in contract owners'
  equity from operations                          82,021          112,425                 2,541,661             8,553,863
                                              ----------       ----------              ------------         -------------
Purchase payments                                128,608          139,601                 1,183,119             1,288,052
Transfers between subaccounts, net                 9,828          105,468                   (72,898)              351,441
Withdrawals                                     (410,053)      (1,111,786)               (4,519,118)           (5,232,234)
Contract maintenance fees                         (4,001)          (4,820)                  (44,776)              (48,549)
Surrender charges                                 (1,655)          (6,123)                  (21,399)              (25,366)
                                              ----------       ----------              ------------         -------------
Net decrease in contract owners'
  equity derived from principal transactions    (277,273)        (877,660)               (3,475,072)           (3,666,656)
                                              ----------       ----------              ------------         -------------
Total increase (decrease) in contract
  owners' equity                                (195,252)        (765,235)                 (933,411)            4,887,207
Contract owners' equity at beginning of year   2,634,700        3,399,935                34,535,970            29,648,763
                                              ----------       ----------              ------------         -------------
Contract owners' equity at end of year        $2,439,448       $2,634,700              $$33,602,559         $  34,535,970
                                              ==========       ==========              ============         =============




   The accompanying notes are an integral part of these financial statements


       LIMITED MATURITY                                 BALANCED
        BOND PORTFOLIO                                  PORTFOLIO                                      TOTAL
  ------------------------------           ------------------------------------         ----------------------------------
      1996               1995                  1996                    1995                 1996                  1995
  -----------        -----------           -----------              -----------         ------------           -----------
  $   703,238        $   501,148           $   208,712              $   157,249         $  1,037,761           $   878,137

       94,708            107,118               108,809                  106,166              646,175               650,067
  -----------        -----------           -----------              -----------         ------------           -----------
      608,530            394,030                99,903                   51,083              391,586               228,070
  -----------        -----------           -----------              -----------         ------------           -----------
       42,361            112,466               199,074                  300,179            1,488,654             2,021,292
     (430,554)           319,897              (978,800)               1,348,677           (2,761,440)            7,988,166
           --                 --             1,160,642                   50,544            4,206,038             1,005,636
  -----------        -----------           -----------              -----------         ------------           -----------


     (388,193)           432,363               380,916                1,699,400            2,933,252            11,015,094
  -----------        -----------           -----------              -----------         ------------           -----------

      220,337            826,393               480,819                1,750,483            3,324,838            11,243,164
  -----------        -----------           -----------              -----------         ------------           -----------
      107,526            159,828               604,683                  711,656            2,023,936             2,299,137
     (170,136)             4,170               233,206                 (461,079)                  --                    --
   (1,423,044)        (1,752,030)           (1,328,115)              (1,250,692)          (7,680,330)           (9,346,742)
       (9,073)           (10,934)              (10,399)                 (11,256)             (68,249)              (75,559)
       (2,793)            (7,177)               (9,939)                 (11,734)             (35,786)              (50,400)
  -----------        -----------           -----------              -----------         ------------           -----------

   (1,497,520)        (1,606,143)             (510,564)              (1,023,105)          (5,760,429)           (7,173,564)
  -----------        -----------           -----------              -----------         ------------           -----------

   (1,277,183)          (779,750)              (29,745)                 727,378           (2,435,591)            4,069,600
    8,595,913          9,375,663             9,005,010                8,277,632           54,771,593            50,701,993
  -----------        -----------           -----------              -----------         ------------           -----------
  $ 7,318,730        $ 8,595,913           $ 8,975,265              $ 9,005,010         $ 52,336,002          $ 54,771,593
  ===========        ===========           ===========              ===========         ============          ============

NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.   ORGANIZATION AND CONTRACTS

     The Sentry Variable Account II (the Variable Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account was established by the Company on August 2, 1983 and commenced operations on May 3, 1984. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The assets of the Variable Account are invested in one or more of the portfolios of Neuberger & Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

     A copy of the Neuberger & Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.

2.   SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS

     Investments in the Trust are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Trust's portfolios.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding investment gains and losses are determined on a specific identification basis.

     FEDERAL INCOME TAXES

     The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Account are part of the total operations of the Company and are not taxed as a separate entity.

     Under Federal income tax law, net investment income and net realized investment gains of the Variable Account which are applied to increase contract owners' equity are not taxed.

December 31, 1996 and 1995

3.   EXPENSES

     A mortality and expense risk premium is deducted by the Company from the Variable Account on a daily basis which is equal, on an annual basis, to 1.20% (.80% mortality and .40% expense risk) of the daily net asset value of the Variable Account. This mortality and expense risk premium compensates the Company for assuming these risks under the variable annuity contract. The liability for accrued mortality and expense risk premium amounted to $7,033 at December 31, 1996.

     The Company deducts, on the contract anniversary date, an annual contract maintenance charge of $30, per contract holder, from the contract value by canceling accumulation units. If the contract is surrendered for its full surrender value, on other than the contract anniversary, the contract maintenance charge will be deducted at the time of such surrender. This charge reimburses the Company for administrative expenses relating to maintenance of the contract.

     There are no deductions made from purchase payments for sales charges at the time of purchase. However, a contingent deferred sales charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred which are related to contract sales. Contingent deferred sales charges apply to each purchase payment and are graded from 6% during the first contract year to 0% in the seventh contract year.

     Any premium tax payable to a governmental entity as a result of the existence of the contracts or the Variable Account will be charged against the contract value. Premium taxes up to 4% are currently imposed by certain states. Some states assess their premium taxes at the time purchase payments are made; others assess their premium taxes at the time of annuitization. In the event contracts would be issued in states assessing their premium taxes at the time purchase payments are made, the Company currently intends to advance such premium taxes and deduct the premium taxes from a contract owner's contract value at the time of annuitization or surrender.

4.   INITIAL CAPITALIZATION

     Initial capital of $100,000 was provided by the Company for the establishment of the Variable Account. The Company removed the investment during 1996. The value at the disposal date was $277,479.

December 31, 1996 and 1995

5. Contract Owners' Equity

   Contract owners' equity is represented by accumulation units in the related Variable Account.

   At December 31, 1996 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:


                                       ACCUMULATION   ACCUMULATION
                                          UNITS        UNIT VALUE       VALUE
                                       ------------   ------------      -----
      Liquid Asset Portfolio             145,387        $16.78       $ 2,439,448
      Growth Portfolio                   847,224         39.66        33,602,559
      Limited Maturity Bond Portfolio    317,877         23.02         7,318,730
      Balanced Portfolio                 519,312         17.28         8,975,265
                                                                     -----------
        Total contract owners' equity                                $52,336,002
                                                                     ===========


   At December 31, 1995 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:


                                       ACCUMULATION   ACCUMULATION
                                          UNITS        UNIT VALUE       VALUE
                                       ------------   ------------      -----
      Liquid Asset Portfolio             162,165        $16.25       $ 2,634,700
      Growth Portfolio                   938,909        $36.78        34,535,970
      Limited Maturity Bond Portfolio    384,749        $22.34         8,595,913
      Balanced Portfolio                 550,216        $16.37         9,005,010
                                                                     -----------
        Total contract owners' equity                                $54,771,593
                                                                     ===========

December 31, 1996 and 1995


6. Purchases and Sales of Securities

   In 1996, purchases and proceeds on sales of the Trust's shares aggregated $9,395,710 and $10,552,842, respectively, and were as follows:


                       LIQUID ASSET    GROWTH     LIMITED MATURITY    BALANCED
                        PORTFOLIO     PORTFOLIO    BOND PORTFOLIO     PORTFOLIO     TOTAL
                       ------------   ----------  ----------------    ---------   -----------
   Purchases            $  763,954    $5,037,322     $1,100,285      $2,494,149   $ 9,395,710
   Proceeds on sales       957,938     5,862,984      1,988,567       1,743,353    10,552,842


   In 1995, purchases and proceeds on sales of the Trust's shares aggregated $7,134,067 and $13,071,544, respectively, and were as follows:


                       LIQUID ASSET    GROWTH     LIMITED MATURITY   BALANCED
                        PORTFOLIO     PORTFOLIO    BOND PORTFOLIO    PORTFOLIO      TOTAL
                       ------------   ----------   ----------------  ---------    -----------
   Purchases            $1,127,073    $3,829,670      $  979,314     $1,198,010   $ 7,134,067
   Proceeds on sales     1,887,956     6,871,957       2,191,308      2,120,323    13,071,544

                       REPORT OF INDEPENDENT ACCOUNTANTS


THE BOARD OF DIRECTORS
SENTRY LIFE INSURANCE COMPANY
     AND
THE CONTRACT OWNERS OF
SENTRY VARIABLE ACCOUNT II:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Account II as of December 31, 1996, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of Sentry Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Account II as of December 31, 1996, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.

Chicago, Illinois
February 10, 1997

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                             INSURANCE COMPANY
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                             1800 North Point Drive
                             Stevens Point, WI  54481


32-94                                                                       2-97